UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
250 26th Street, Suite 200 Santa Monica, CA 90402 (Address of principal executive offices) 818-260-9370 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 1.01 Entry into a Material Definitive Agreement

On June 4, 2020, the Board of Directors (the “Board”) of Starco Brands, Inc. (the “Company”) approved a Memorandum of Understanding (the “MOU”) by and between the Company, Alim Enterprises, LLC (“Alim”) and The Starco Group (“TSG”) in connection with the development and licensing of the Breathe Hand Sanitizer Spray. Alim is a company owned by Ross Sklar, the Chief Executive Officer of the Company. Alim owns the patent pending for the nitrogen propelled aerosol hand sanitizer and will receive a six percent license fee of the gross sales, minus freight, taxes and fees. The Company will receive a royalty on the sold units of the Breathe Hand Sanitizer Spray and Gel. The transaction will fall under the terms of the existing license agreement between the Company and TSG.

The foregoing disclosure and summary of the MOU set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the MOU which is filed as Exhibit 10.1 of the Current Report and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers and Executives; Compensatory Arrangements of Certain Oﬃcers

On June 4, 2020, the Board held a meeting and voted to elect Darin Brown as a member of the Board. Mr. Brown does not earn any compensation as a member of the Board. The Company shall amend this filing to include this information when available. At the same meeting, Sanford Lang resigned from his position as Chairman of the Board but shall remain a member of the Board. Ross Sklar was elected Chairman of the Board. Further, Martin Goldrod resigned as Treasurer of the Company but shall remain a member of the Board and Secretary. The Treasurer position will remain vacant for now.  At the same meeting, Ross Sklar resigned as President of the Company but will remain the Chief Executive Officer. The position of President will remain vacant for now.  After this meeting, the Board agreed to appoint David Dreyer as the Executive Vice President of Marketing for the Company.  Mr. Dreyer will not receive compensation for his role but is an existing shareholder of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

ITEM 9.01-FINANCIAL STATEMENTS AND EXHIBITS.

(D)  Exhibits

Exhibit No.     Description

10.1- Memorandum of Understanding Regarding the Launch of Breathe Hand Sanitizer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: June 12, 2020	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer